EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND Supplement to Statement of Additional Information dated March 1, 2006

1. The following replaces the table relating to "Small-Cap Value Portfolio" under "Portfolio Managers" in "Investment Advisory and Administrative Services":

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Small-Cap Value Portfolio**	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Gregory R. Greene
Registered Investment Companies	4	$94.7	0	$0
Other Pooled Investment Vehicles	1	$3.0	0	$0
Other Accounts	93	$559.2	0	$0
J. Bradley Ohlmuller
Registered Investment Companies	2	$74.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	61	$38.1	0	$0
Robert J. Milmore
Registered Investment Companies	2	$74.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$2.0	0	$0

*In millions of dollars. **As of August 31, 2006.

2. The following replaces information regarding Small-Cap Value Fund in the table relating to Fund shares beneficially owned by a portfolio manager under "Portfolio Managers" in "Investment Advisory and Administrative Services":

Dollar Range of Equity Securities
Fund Name and Portfolio Manager	Owned in the Fund*
Small-Cap Value Fund
Gregory R. Greene	$50,001 - $100,000
J. Bradley Ohlmuller	None
Robert J. Milmore	None

*As of August 31, 2006.

October 11, 2006